Exhibit 10.10
FCB Bancorp
PRIVATE PLACEMENT AGENCY AGREEMENT

May 26, 2005
Keefe, Bruyette & Woods, Inc.
787 Seventh Avenue
New York, New York 10019
Ladies and Gentlemen:
     FCB Bancorp, a California corporation (the “Company”), proposes to issue and sell shares (the “Shares”) of the Company’s common stock, no par value (the “Common Stock”). The Shares are to be sold pursuant to Common Stock Subscription Agreements (the “Subscription Agreements”), by and among the Company and the purchasers of the Shares (the “Purchasers”). Keefe, Bruyette & Woods, Inc. (the “Placement Agent”) shall serve as placement agent with respect to the Company’s sale of Shares. The terms of the Shares are more fully described in the Private Placement Memorandum (as hereinafter defined).
     The Shares will be offered without being registered under the Securities Act of 1933, as amended (the “1933 Act”), (i) only pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, (ii) only to persons and entities who reside in the United States of America, (iii) only to persons and entities who are institutional “accredited investors” within the meaning of Rule 501 of Regulation D under the 1933 Act, and (iv) only to persons and entities who have agreed, pending the Company’s public disclosure of all material, non-public information contained in the Private Placement Memorandum, (A) not to use any such material, non-public information other than in connection with evaluating the offering of Shares proposed by the Private Placement Memorandum, (B) not to purchase or sell securities of the Company outside of such offering, and (C) to abide by all applicable restrictions imposed by the United States securities laws in connection with such offering. The Shares shall be sold at a price to investors to be agreed upon and set forth in the Subscription Agreements (as hereinafter defined).

     Closing of the offering of the Shares is contingent upon receipt of subscriptions for at least $22,000,000 (the “Minimum”) by September 30, 2005.
     The Company has prepared the Private Placement Memorandum with respect to the offer and sale of the Shares in conformity with applicable requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the rules and regulations of the Securities and Exchange Commission (the “Commission”) under the 1933 Act, including Rule 506 of Regulation D (the “1933 Act Regulations”), the rules and regulations of the Commission under the 1934 Act (the “1934 Regulations”), and applicable requirements of state securities laws.
     The Shares are being sold in connection with financing related to the Company’s acquisition (the “SCCB Acquisition”) of South Coast Bancorp, Inc. (“South Coast Bancorp”) pursuant to that certain Agreement and Plan of Reorganization, dated February 2, 2005, between the Company, First California Bank (the “Bank”), SCB Merger Corp. (“Merger Sub”, a wholly-owned subsidiary of the Company), South Coast Commercial Bank (“SCCB”, a wholly-owned subsidiary of South Coast Bancorp), and South Coast Bancorp (the “Acquisition Agreement”). Prior to the consummation of the SCCB Acquisition, the Company will be reorganized as a holding company for the Bank, as described in the Private Placement Memorandum (the “Holding Company Reorganization”). Following the SCCB Acquisition, SCCB will become a wholly-owned subsidiary of the Company and subsequently consolidate with the Bank.
     In connection with the Acquisition, the Company expects to consummate an offering of trust preferred securities, which shall provide the Company with gross proceeds of at least $10,000,000, substantially as described in the Private Placement Memorandum (the “Trust Preferred Offering”).
     The purchasers of Shares and their transferees will be entitled to the benefits of a Registration Rights Agreement dated as of the Closing Date (as defined below) among the Company and the purchasers (the “Registration Rights Agreement” and together with this Agreement, the Subscription Agreements and the Acquisition Agreement, the “Transaction Documents”).
     1. Appointment of the Placement Agent.
          1.1 Upon and subject to the terms and conditions hereinafter set forth, the Company hereby engages the Placement Agent as its exclusive agent for sale of the Shares on a “best efforts” basis for a period (the “Offering Period”) commencing on the date hereof and ending on the earlier of the Closing Date or September 30, 2005. The Placement Agent agrees to use its best efforts to sell the Shares as agent of the Company. It is understood and agreed that there is no firm commitment on the part of the Placement Agent to purchase any of the Shares.

The Placement Agent may employ subagents who are members in good standing of the National Association of Securities Dealers, Inc. for the offer and sale of the Shares, and, if such subagents are so employed, the Placement Agent shall be solely responsible for compensating any such subagents out of the commission payable to the Placement Agent and the Company shall not be responsible for compensating such subagents.
          1.2 It is understood that the Placement Agent will have the exclusive right to seek purchasers of the Shares during the Offering Period (and after the expiration of the Offering Period if mutually agreed upon by both parties) and that, during such period, any inquiries or proposals with respect to the Shares directed to the Company from any source whatsoever will be referred to the Placement Agent for purposes of analysis and assistance in negotiation. During the Offering Period, neither the Company nor any person acting on the Company’s behalf will directly or indirectly (except through the Placement Agent) solicit any offer from any party to purchase the Shares. In the event that, during the Offering Period, the Company or any of its officers, directors, employees, or representatives are contacted by or on behalf of any third party concerning the Shares, the Company will so inform the Placement Agent promptly upon the Company’s knowledge thereof.
          1.3 The Placement Agent will offer the Shares, as the Company’s agent, at a price to investors as described in the second paragraph of this Agreement. As compensation for their services, the Placement Agent will be entitled to a commission of 6.00% of the aggregate purchase price of the Shares sold by the Company on or before October 10, 2005 to be due and payable by the Company to the Placement Agent on the Closing Date.
          1.4 It is understood and agreed that the Company, in its discretion, may reject, in whole or in part, any subscription for Shares presented to the Company by the Placement Agent. In addition, the Company, in its discretion, may withdraw, cancel or modify its offering of the Shares and reject orders in whole or in part. No commission or other compensation shall be due or owing to the Placement Agent with respect to any subscription that is rejected, withdrawn or canceled by the Company.
          1.5 Closing of the offering contemplated by this Agreement shall take place at the offices of Hogan, Rosen, Beckham & Coren, LLP, at 9 a.m., on the day the SCCB Acquisition is consummated. Such date is referred to herein as the “Closing Date.” Payments for Shares purchased pursuant to the offering shall be made to an account designated by the Company in the aggregate amount of the purchase price for the Shares being purchased by the subscribers therefor, against delivery by or on behalf of the Company of certificates for or, if uncertificated, other evidence of ownership of the Shares to be purchased by such subscribers. The Shares shall be represented in the form of one or more definitive certificates registered in the names of the Purchasers (as hereinafter defined). Time shall be of the essence, and delivery of the certificates for the Shares at the time and place specified pursuant to this Agreement is a further condition of the obligations of the Placement Agent hereunder. The Company shall notify the Purchasers at least two business days prior to the Closing Date that the Company expects that the Closing Date will occur on such date.
          1.6 The Placement Agent and any subagents employed by it shall not offer or solicit offers to buy and will not offer, solicit offers to buy, or sell the Shares by any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the 1933 Act, and the Placement Agent and any subagents employed by it will not offer any of the Shares for sale, or solicit any offers to subscribe for or buy any of the Shares or negotiate with any person or entity in respect to any of the Shares, other than on the basis of the Private Placement Memorandum and in compliance with Regulation D under the 1933 Act.
          1.7 The Shares shall not be offered or sold in any jurisdiction other than the United States of America without the prior written consent of the Company. The Placement Agent and any subagents employed by them will not offer the Shares for sale to, sell to, or solicit any offers to subscribe for the Shares from any offeree who resides in a state where the securities laws require offerees to meet specified qualifications unless such offeree meets such qualifications, or where securities laws require offerees to receive disclosure documents until it has delivered a Private Placement Memorandum, including attachments and any other information provided by the Company which is required to be delivered to purchasers pursuant to Regulation D under the 1933 Act, to such offeree. Within a reasonable time before the Closing Date, the Placement Agent or its subagents shall deliver all such documents to all persons and entities who are to purchase the Shares to the extent they have not theretofore received such documents.
     2. Representations and Warranties.
     Each of the Company and the Bank represents and warrants to, and agrees with, the Placement Agent that:
          2.1 Neither the Company nor the Bank or any of their affiliates or any person acting on their behalf has sold, offered for sale, solicited offers to buy, or otherwise negotiated in respect of any security (as defined in the 1933 Act) which is or will be integrated with the sale of the Shares in a manner that would require their registration under the 1933 Act. Neither the Company nor the Bank or any of their affiliates or any person acting on their behalf has offered or sold, or will offer or sell, any of the Shares by means of any general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the

1933 Act; provided, however, that no representation or warranty is made as to the activities of the Placement Agent or any person acting on behalf of the Placement Agent.
          2.2 A private placement memorandum dated on May 26, 2005 (together with the documents attached thereto and the documents incorporated therein by reference, the “Private Placement Memorandum”) in respect of the Shares has been prepared by the Bank and the Company in connection with the offering of the same. Copies of such Private Placement Memorandum have been delivered by the Bank and the Company to the Placement Agent. The Bank and the Company have prepared the Private Placement Memorandum in compliance in all material respects with the 1933 Act, the 1933 Act Regulations (including, without limitation, Regulation D), the 1934 Act, the 1934 Act Regulations, and applicable state securities laws. The Bank and the Company will give the Placement Agent immediate notice of any supplement to or amendment of the Private Placement Memorandum.
          2.3 The Private Placement Memorandum does not, and no supplement or amendment to the Private Placement Memorandum does or will, contain an untrue statement of a material fact or omit to state any material fact necessary in order to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty does not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Placement Agent expressly for inclusion in the Private Placement Memorandum or any amendment or supplement thereto (which consists only of the Placement Agent’s name and contact information and the information appearing beneath the heading “Plan of Distribution” (such information referred to herein as the “Placement Agent’s Information”)).
          2.4 The financial statements, and the related notes thereto, of the Bank, South Coast Bancorp and SCCB delivered together with the Private Placement Memorandum present fairly, in all material respects, the financial position of the Bank and the consolidated financial position of South Coast Bancorp and SCCB as of the dates indicated and the results of their operations and the changes in their consolidated cash flows for the periods specified; and said financial statements have been prepared in conformity with generally accepted accounting principles and practices applied on a consistent basis, except as described in the notes to such financial statements; and the supporting schedules included in the Private Placement Memorandum present fairly the information required to be stated therein; and the other financial and statistical information and any other financial data set forth in the Private Placement Memorandum present fairly, in all material respects, the information purported to be shown thereby at the respective dates or for the respective periods to which they apply and, to the extent that such information is set forth in or has been derived from the financial statements and accounting books and records of the Bank, South Coast Bancorp and SCCB, have been prepared on a basis consistent with such financial statements and the books and records of the Bank, South Coast Bancorp and SCCB. The pro forma financial statements included in the Private Placement Memorandum have been prepared on a basis consistent with the historical financial statements of the Bank and give effect to assumptions used in the preparation thereof on a reasonable basis and in good faith and present fairly in all material respects the historical and proposed transactions contemplated by the Private Placement Memorandum.
          2.5 Since the respective dates as of which information is given in the Private Placement Memorandum except as otherwise set forth or contemplated in the Private Placement Memorandum (a) there has not been any issuance of any options, warrants, convertible securities or rights to purchase capital stock of the Company, the Bank, South Coast Bancorp or SCCB, except for issuance of options pursuant to any of their previous or currently existing stock option plan and other similar officer, director or employee benefit plans, (b) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, condition (financial or otherwise) earnings, affairs, prospects, stockholders’ equity, results of operations of the Company and the Bank, taken as a whole, or South Coast Bancorp and SCCB, taken as a whole (in either case, a “Material Adverse Effect”), (c) there has not been any change or development affecting the ability of the Company, the Bank, South Coast Bancorp or SCCB to perform its obligations under the Transaction Documents, and (d) neither the Company nor the Bank has declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and except as set forth, incorporated by reference or contemplated in the Private Placement Memorandum, (i) neither the Company nor the Bank has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Company and the Bank, taken as a whole, and (ii) neither South Coast Bancorp nor SCCB has entered into any transaction or agreement (whether or not in the ordinary course of business) material to South Coast Bancorp and SCCB, taken as a whole.
          2.6 Each of the Company, the Merger Sub and South Coast Bancorp is validly incorporated and validly existing in good standing under the laws of the State of California, with full corporate power and authority to own, lease, and operate its properties and conduct its business as described in and contemplated by the Private Placement Memorandum, as currently being conducted and after the Closing Date. South Coast Bancorp is, and at or prior to the Holding Company Reorganization, the Company will be, validly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the “BHC Act”).
          2.7 Each of the Bank and SCCB is a state-chartered commercial bank validly organized, validly existing, and in active status or good standing, as applicable, with all applicable Regulators (as defined below) and under the laws of the State of California. Each of the Bank and SCCB has full corporate and other power and authority to own, lease, and operate its properties and to conduct its business as described in and contemplated by the Private Placement Memorandum and as currently being conducted. The deposit accounts of the Bank and SCCB are insured by the Bank Insurance Fund administered by the Federal Deposit Insurance Corporation (the “FDIC”) up to the maximum amount provided by law; and no proceedings for the modification, termination, or revocation of any such insurance are pending or, to the knowledge of the Company, threatened.
          2.8 Prior to the consummation of the Holding Company Reorganization, the Merger Sub and SCB Merger Corp. are the only subsidiaries of the Company. Prior to the Closing Date, SCCB is the only subsidiary of South Coast Bancorp. There are no subsidiaries, direct or indirect, of the Bank. None of the Company, the Bank or SCCB owns or controls, directly or indirectly, more than 5% of any class of equity security of any corporation, association, or other entity that conducts material ongoing operations.
          2.9 All of the issued and outstanding shares of capital stock of SCCB is owned by South Coast Bancorp. All of the issued and outstanding shares of capital stock of the Bank and SCCB (a) have been validly authorized and are validly issued, (b) are fully paid and nonassessable except to the extent such shares may be deemed assessable under 12 U.S.C. Section 1831o or under applicable state banking law, and (c) after the Closing Date, will be owned by the Company, free from liens, encumbrances and defects.
          2.10 The capital stock of the Company conforms to the descriptions thereof contained in the Private Placement Memorandum in all material respects. The outstanding shares of capital stock and equity securities of the Company have been, and after the Closing Date, will be validly authorized and validly issued and fully paid and nonassessable, and no such shares were issued in violation of the preemptive or similar rights of any security holder of the Company. All of the outstanding shares of capital stock and equity securities of the Merger Sub (a) has been validly authorized and validly issued and fully paid and nonassessable and (b) is owned by the Company. No person has any preemptive or similar right to purchase any shares of capital stock or equity securities of any of the Company, the Bank, the Merger Sub, South Coast Bancorp or SCCB. Except as disclosed in the Private Placement Memorandum, there are no outstanding rights, options, or warrants to acquire any securities of the Company, the Bank, South Coast Bancorp or SCCB, and there are no outstanding securities convertible into or exchangeable for any securities of the Company, the Bank, South Coast Bancorp or SCCB and no restrictions upon the voting or transfer of any capital stock of the Company, the Bank, South Coast Bancorp or SCCB pursuant to the Company’s, the Bank’s, South Coast Bancorp’s or SCCB’s corporate charter or bylaws, or any agreement or other instrument to which the Company, the Bank, South Coast Bancorp or SCCB is a party or by which it is bound. As of the date set forth therein, the Company has an authorized and outstanding capitalization as set forth in the Private Placement Memorandum.
          2.11 The Shares to be issued and sold by the Company have been validly authorized for issuance by the Company, and when the Shares are paid for, issued and delivered, the Shares will be validly issued, fully paid and non-assessable, and the issuance of the Shares will not be subject to any preemptive or similar rights. All corporate action required to be taken by the shareholders or the Board of Directors of the Company for the authorization, issuance and sale of the Shares has been validly taken or will have been validly taken on or prior to the Closing Date. The Shares conform to all statements related thereto incorporated by reference in the Private Placement Memorandum, and such description conforms in all material respects to the rights set forth in the instruments defining the same.
          2.12 The Registration Rights Agreement will have been validly authorized, and, on the Closing Date, will be executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Purchasers) will constitute the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and, as to enforceability, subject to and limited by general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and except that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto; and the Registration Rights Agreement conforms in all material respects to the description thereof in the Private Placement Memorandum;
          2.13 The Company, the Bank, South Coast Bancorp and SCCB have complied with all foreign, federal, state, and local statutes, regulations, ordinances, and rules applicable to the ownership and operation of their properties or the conduct of their businesses as described in or contemplated by the Private Placement Memorandum and as currently being conducted, except where the failure to be in compliance would not have a Material Adverse Effect.

          2.14 The Company, the Bank, South Coast Bancorp and SCCB have all permits, easements, consents, licenses, franchises, and other governmental and regulatory authorizations from all appropriate federal, state, local, or other public authorities (“Permits”) as are necessary to own and lease their properties and conduct their businesses in the manner described in and contemplated by the Private Placement Memorandum, except where the failure to have such Permits would not have a Material Adverse Effect. All Permits are in full force and effect, and each of the Company, the Bank, South Coast Bancorp and SCCB is in all respects complying therewith, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or will result in any other impairment of the rights of the holder of any Permit. No Permit contains any restriction that would impair the ability of the Company, the Bank, South Coast Bancorp or SCCB to conduct their businesses in the manner consistent with their past practices. Neither the Company nor the Bank has received notice or otherwise has knowledge of any proceeding or action relating to the revocation or modification of any Permit.
          2.15 None of the Company, the Bank, South Coast Bancorp or SCCB is in breach or violation of its respective corporate charter, bylaws, operating agreement, or other governing documents in any respect. None of the Company, the Bank, South Coast Bancorp or SCCB is, and to the knowledge of the Company and the Bank, no other party is, in violation, breach, or default (with or without notice or lapse of time or both) in the performance or observance of any term, covenant, agreement, obligation, representation, warranty, or condition contained in (a) any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license, Permit, or any other agreement or instrument to which it is a party or by which it or any of its properties may be bound, which breach, violation, or default could have a Material Adverse Effect, and to the knowledge of the Company and the Bank, no other party has asserted that the Company, the Bank, South Coast Bancorp or SCCB is in such violation, breach, or default (provided that the foregoing shall not apply to defaults by borrowers from the Bank and SCCB), or (b) except as disclosed in the Private Placement Memorandum, any order, decree, judgment, rule, or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, having jurisdiction over the Company, the Bank, South Coast Bancorp or SCCB or any of their respective properties the breach, violation, or default of which could have a Material Adverse Effect.
          2.16 The execution, delivery, and performance of the Transaction Documents and the consummation of the transactions contemplated by the Transaction Documents and the Private Placement Memorandum do not and will not conflict with, result in the creation or imposition of any lien, claim, charge, encumbrance, or restriction upon any property or assets of the Company, the Bank, South Coast Bancorp or SCCB or Shares pursuant to, constitute a breach or violation of, or constitute a default under, with or without notice or lapse of time or both, any of the terms, provisions or conditions of the charter or bylaws or operating agreement of the Company, the Bank, South Coast Bancorp or SCCB, any indenture, mortgage, deed of trust, loan or credit agreement or note, or any contract, lease, franchise, license, Permit, or other agreement or instrument to which the Company, the Bank, South Coast Bancorp or SCCB is a party or by which any of them or any of their respective properties may be bound or any order, decree, judgment, rule, or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, having jurisdiction over the Company, the Bank, South Coast Bancorp or SCCB or any of their respective properties which conflict, creation, imposition, breach, violation, or default would have either singly or in the aggregate a Material Adverse Effect. No authorization, approval, consent or order of or filing, registration or qualification with, any person (including, without limitation, any court, governmental body or authority) is required in connection with the transactions contemplated by the Transaction Documents and the Private Placement Memorandum, except a Form D to be filed with the Commission and except for such forms or other documents as may be required to be filed under state securities laws or foreign securities laws in connection with the purchase and distribution of the Shares and the orders of the Commission declaring the registration statement for the Holding Company Reorganization and the Shelf Registration Statement (as defined in the Registration Rights Agreement) effective.
          2.17 The Company has all requisite power and authority to enter into the Transaction Documents, and the Transaction Documents have been validly authorized, executed, and delivered by the Company and constitute the legal, valid, and binding agreement of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by general principles of equity and by bankruptcy or other laws relating to or affecting creditors’ rights generally and except as any indemnification or contribution provisions thereof may be limited under applicable securities laws.
          2.18 The Bank has all requisite power and authority to enter into this Agreement and the Acquisition Agreement, and this Agreement and the Acquisition Agreement have been validly authorized, executed, and delivered by the Bank and constitute the legal, valid, and binding agreement of the Bank, enforceable against the Bank in accordance with their terms, except as the enforcement thereof may be limited by general principles of equity and by bankruptcy or other laws relating to or affecting creditors’ rights generally and except as any indemnification or contribution provisions thereof may be limited under applicable securities laws.

          2.19 Each of the Company, the Bank and Merger Sub has all requisite power and authority to enter into the Acquisition Agreement, and the Acquisition Agreement has been validly authorized, executed, and delivered by each of the Company, the Bank and Merger Sub and constitutes the legal, valid, and binding agreement of the Company, the Bank and the Merger Sub, enforceable against the Company, the Bank and he Merger Sub in accordance with its terms, except as the enforcement thereof may be limited by general principles of equity and by bankruptcy or other laws relating to or affecting creditors’ rights generally and except as any indemnification or contribution provisions thereof may be limited under applicable securities laws.
          2.20 The Company, the Bank, South Coast Bancorp and SCCB have good and marketable title in fee simple to all real property and good title to all personal property owned by them and material to their business, in each case free and clear of all security interests, liens, mortgages, pledges, encumbrances, restrictions, claims, equities, and other defects except such as are referred to in the Private Placement Memorandum or such as do not materially affect the value of such property in the aggregate and do not materially interfere with the use made or proposed to be made of such property; and all of the leases under which the Company, the Bank, South Coast Bancorp or SCCB holds real or personal property are valid, existing, and enforceable leases and in full force and effect with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real or personal property, and none of the Company, the Bank, South Coast Bancorp or SCCB is in default in any respect of any of the terms or provisions of any real property or personal property leases. To the best knowledge of the Company and the Bank, no hazardous substances, hazardous wastes, pollutants, or contaminants have been deposited or disposed of in, on or under the properties of the Company, the Bank, South Coast Bancorp or SCCB (including properties owned, managed, or controlled by the Bank and SCCB in connection with its lending activities) during the period in which the Company, the Bank, South Coast Bancorp or SCCB has owned, occupied, managed, controlled, or operated such properties, in violation of any environmental, safety, health, or similar laws or regulations, orders, decrees, or permits relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants, or contaminants (“Environmental Regulations”), or any order, judgment, decree, or permit which would require remedial action under any Environmental Regulation, excluding any violation or remedial action which would not have, in the aggregate, a Material Adverse Effect.
          2.21 Moss Adams LLP, who have audited the consolidated financial statements of the Bank, including the notes thereto, as of and for the year ended December 31, 2004, delivered together with the Private Placement

Memorandum, are independent auditors with respect to the Bank, within the meaning of the 1933 Act and the 1933 Act Regulations.
          2.22 Grant Thornton LLP, who have audited the consolidated financial statements of South Coast Bancorp and its subsidiaries, including the notes thereto, as of and for the year ended December 31, 2004, delivered together with the Private Placement Memorandum, are independent auditors with respect to South Coast Bancorp and its subsidiaries, within the meaning of the 1933 Act and the 1933 Act Regulations.
          2.23 Except as set forth in the Private Placement Memorandum, no charge, investigation, action, suit, or proceeding is pending or, to the knowledge of the Company or the Bank, threatened, against or affecting the Company, the Bank, South Coast Bancorp or SCCB or any of their respective properties before or by any court or any regulatory, administrative or governmental official, commission, board, agency, or other authority or body, or any arbitrator, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect.
          2.24 There are no contracts or other documents that would be required to be summarized in the Private Placement Memorandum if it were a prospectus forming part of a registration statement filed under the 1933 Act that are not so summarized therein or in the documents attached thereto or included therewith.
          2.25 The Company has obtained, for the benefit of the Placement Agent, from each of the Company’s executive officers, directors and shareholders, a written agreement that for a period of 90 days from the Closing Date such executive officer, director or shareholder will not, without the Placement Agent’s prior written consent, offer, sell, contract to sell, pledge, grant any option to purchase, or otherwise dispose of, directly or indirectly, any shares of common stock of the Company or other instrument which by its terms is convertible into, or exercisable or exchangeable for, any shares of such common stock, except pursuant to bona fide gifts.
          2.26 The Company has not taken, directly or indirectly, any action causing or resulting in or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of any security of the Company in connection with the sale of the Shares in violation of the Commission’s rules and regulations, including, but not limited to, Regulation D and Regulation M, nor is the Company aware of any such action having been taken or to be taken by any affiliate of the Company.
          2.27 The Company, the Bank, South Coast Bancorp and SCCB own, or possess adequate rights to use, all patents, copyrights, trademarks, service marks, trade names, and other rights necessary to conduct the businesses now conducted by them in all material respects or as described in the Private Placement Memorandum, and none of the Company, the Bank, South Coast Bancorp or SCCB has received any notice of infringement or conflict with asserted rights of others with respect to any patents, copyrights, trademarks, service marks, trade names, or other rights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, and neither the Company nor the Bank know of any basis for any such infringement or conflict.
          2.28 Except as disclosed in the Private Placement Memorandum, no labor dispute involving the Company, the Bank, South Coast Bancorp or SCCB exists or, to the knowledge of the Company or the Bank, is imminent which might be expected to have a Material Adverse Effect. None of the Company, the Bank, South Coast Bancorp or SCCB has received notice of any existing or threatened labor dispute by the employees of any of its principal suppliers, customers, or contractors which might be expected to have a Material Adverse Effect.
          2.29 The Company, the Bank, South Coast Bancorp and SCCB have timely and properly prepared and filed, or have timely and properly filed extensions for, all necessary federal, state, local, and foreign tax returns which are required to be filed and have paid all taxes shown as due thereon and have paid all other taxes and assessments to the extent that the same shall have become due, except such as are being contested in good faith or where the failure to so timely and properly prepare and file would not have a Material Adverse Effect. Each of the Company and the Bank has no knowledge of any tax deficiency which has been or might be assessed against the Company, the Bank, South Coast Bancorp or SCCB which, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.
          2.30 Each of the contracts, agreements, and instruments described or referred to in the Private Placement Memorandum is in full force and effect and is the legal, valid, and binding agreement of one or more of the Company, the Bank, South Coast Bancorp or SCCB, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, or similar laws affecting the rights of creditors generally and subject to and limited by general principles of equity. Except as disclosed in the Private Placement Memorandum, to the knowledge of the Company or the Bank, no other party to any such agreement is (with or without notice or lapse of time or both) in breach or default in any respect thereunder.
          2.31 Except as described in the Private Placement Memorandum, no material relationship, direct or indirect, exists between or among the Company, the Bank, South Coast Bancorp or SCCB, on the one hand, and the directors, officers, trustees, shareholders, customers, or suppliers of the Company or Bank, on the other hand.
          2.32 Other than pursuant to the Registration Rights Agreement, no person has the right to request or require the Company, the Bank, South Coast Bancorp or SCCB to register any securities for offering and sale under the 1933 Act by reason of the Private Placement Memorandum or the issuance and sale of the Shares.
          2.33 Except as described in the Private Placement Memorandum, there are no contractual encumbrances or restrictions or legal restrictions required to be described therein, on the ability of the Bank (a) to pay dividends or make any other distributions on its capital stock or to pay any indebtedness owed to the Company, (b) to make any loans or advances to, or investments in, the Company, or (c) to transfer any of its property or assets to the Company. Upon consummation of the SCCB Acquisition, there will be no contractual encumbrances or restrictions or legal restrictions required to be described therein, on the ability of SCCB (a) to pay dividends or make any other distributions on its capital stock or to pay any indebtedness owed to the Company, (b) to make any loans or advances to, or investments in, the Company, or (c) to transfer any of its property or assets to the Company.
          2.34 None of the Company, the Bank, South Coast Bancorp or SCCB is an “investment company,” a company “controlled” by an “investment company,” or an “investment adviser” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”), or the Investment Advisers Act of 1940, as amended (the “Advisers Act”).
          2.35 Each of the Bank and SCCB has properly administered all accounts for which it acts as a fiduciary, including but not limited to accounts for which it serves as a trustee, agent, custodian, personal representative, guardian, conservator, or investment advisor, in accordance with the terms of the governing documents and applicable state and federal law and regulation and common law, except where the failure to be in compliance would not have a Material Adverse Effect. None of the Bank, SCCB or any of their respective directors, officers, or employees, has committed any material breach of trust with respect to any such fiduciary account, and the accountings for each such fiduciary account are true and correct in all material respects and accurately reflect the assets of such fiduciary account in all material respects.
          2.36 Each of the Company, the Bank, South Coast Bancorp and SCCB maintains a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management’s general or specific authorizations, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. generally accepted accounting principles and to maintain asset accountability, (C) access to assets is permitted only in accordance with management’s general or specific authorization, and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
          2.37 Other than as contemplated by this Agreement and as disclosed in the Private Placement Memorandum, the Company has not incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.
          2.38 No report or application filed by the Company or the Bank, or to the knowledge of the Bank, South Coast Bancorp or SCCB, with the FRB, the FDIC or any other state or federal regulatory authority, as of the date it was filed or amended, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading when made or failed to comply in all material respects with the applicable requirements of the FRB, the FDIC or any other state or federal regulatory authority, as the case may be.
          2.39 None of the Company, the Bank, or any other person associated with or acting on behalf of the Company or the Bank, including, without limitation, any director, officer, agent, or employee of the Company or the Bank has, directly or indirectly, while acting on behalf of the Company or the Bank, or to the knowledge of the Bank, South Coast Bancorp or SCCB, or any other person associated with or acting on behalf of South Coast Bancorp or SCCB, including, without limitation, any director, officer, agent, or employee of South Coast Bancorp or SCCB has, directly or indirectly, while acting on behalf of South Coast Bancorp or SCCB: (a) used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; (b) made any unlawful contribution to any candidate for foreign or domestic office, or to any foreign or domestic government officials or employees or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof or to foreign or domestic political parties or campaigns from corporate funds, or failed to disclose fully any contribution in violation of law; (c) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (d) made any other payment of funds of either or both of the Company or the Bank or retained any funds which constitute a violation of any law, rule or regulation, or which would be required to be disclosed in the Private Placement Memorandum if it were a prospectus forming part of a registration statement filed under the 1933 Act.

          2.40 The employee benefit plans, including employee welfare benefit plans, of the Company, the Bank, South Coast Bancorp and SCCB (the “Employee Plans”) have been operated in compliance with the applicable provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the Internal Revenue Code of 1986, as amended (the “Code”), all regulations, rulings, and announcements promulgated or issued thereunder and all other applicable governmental laws and regulations (except to the extent such noncompliance would not, in the aggregate, have a Material Adverse Effect).
          2.41 Neither of the Company nor the Bank, and, to the knowledge of the Bank, neither South Coast Bancorp nor SCCB:
     (a) is subject to any federal or state statutory disqualifications preventing them from selling the Shares pursuant to the exemption from registration afforded by Regulation D under the 1933 Act or any state exemption from registration; or
     (b) has been convicted of any crime or is engaged in any conduct that would be a basis for denial, suspension or revocation of registration of a broker-dealer under Section 15 of the 1934 Act, and to the best knowledge of the Company or the Bank, there is no basis for, or proceeding or investigation that is reasonably likely to become the basis for, any such disqualification, denial, suspension or revocation.
          2.42 Except as described in the Private Placement Memorandum, there are no material off-balance sheet transactions, arrangements, obligations (including contingent obligations), or any other relationships with unconsolidated entities or other persons, that may have a material current or future effect on the Company’s, the Bank’s, South Coast Bancorp’s or SCCB’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses.
     3. Use of Proceeds.
     The Company intends to apply the proceeds from the sale of the Shares to the purposes and substantially in the manner set forth in the Private Placement Memorandum.
     4. Certain Covenants of the Company.
     Until the Closing Date (or, if applicable, other specified time), each of the Company and the Bank covenants with the Placement Agent as follows:
          4.1 The Company shall promptly from time to time file appropriate forms and take such other appropriate action as the Placement Agent may reasonably request in connection with applicable state securities laws (not including United States federal securities laws) in connection with the offering of Shares contemplated hereby; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.
          4.2 The Company shall file with the Commission, to the extent required, not later than 15 days after the Closing Date, five copies of a notice on Form D (one of which will be manually signed by a person validly authorized by the Company) and will otherwise comply with the requirements of Rule 503 of Regulation D under the 1933 Act. The Company shall file with each other Regulator having jurisdiction, to the extent required, not later than 15 days after the Closing Date, at least one copy of a notice on Form D (manually signed by a person validly authorized by the Company) and shall otherwise comply with the requirements of all applicable state securities laws. The Company shall furnish promptly to the Placement Agent evidence of all filings contemplated by this paragraph.
          4.3 The Company and the Bank will furnish to the Placement Agent, as soon as available, copies of the Private Placement Memorandum and any amendments or supplements thereto, all in such quantities as the Placement Agent may from time to time reasonably request. The Company and the Bank specifically authorize the Placement Agent and any subagents to use and distribute copies of the Private Placement Memorandum in connection with the sale of the Shares.
          4.4 The Company shall comply to the best of its ability with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Shares as contemplated herein and in the Private Placement Memorandum. If it is necessary, in the Company’s reasonable opinion or in the reasonable opinion of the Company’s or the Placement Agent’s counsel, to amend or supplement the Private Placement Memorandum in connection with the distribution of the Shares, then the Company shall forthwith amend or supplement the Private Placement Memorandum by preparing and furnishing to the Placement Agent such number of copies as they may reasonably request of an amendment or amendments of, or a supplement or supplements to, the Private Placement Memorandum (in form and substance satisfactory to the Placement Agent and counsel for the Placement Agent). If any event shall occur as a result of which it is necessary to amend or supplement the Private Placement Memorandum to correct an untrue statement of a material fact or to include a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any reason it is necessary at any time to amend or supplement the Private Placement Memorandum to comply with the 1933 Act and the 1933 Act Regulations or the 1934 Act and the 1934 Act Regulations, the Company

shall, subject to the second sentence of this subsection, forthwith amend or supplement the Private Placement Memorandum by preparing and furnishing to the Placement Agent such number of copies as it may reasonably request of an amendment or amendments of, or a supplement or supplements to, the Private Placement Memorandum (in form and substance reasonably satisfactory to the Placement Agent and counsel for the Placement Agent) so that, as so amended or supplemented, the Private Placement Memorandum shall not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
          4.5 For five years from the Closing Date, the Company shall furnish to the Placement Agent copies of all reports and communications (financial or otherwise) furnished by the Company to the holders of the Shares as a class, copies of all reports and financial statements filed with or furnished to the Commission (other than portions for which confidential treatment has been obtained from the Commission), any national securities exchange, or other self-regulatory organization, if any, and such other documents, reports, and information concerning the business and financial conditions of the Company as the Placement Agent may reasonably request, other than such documents, reports, and information which the Company have the legal obligation not to reveal to the Placement Agent. Any documents filed or furnished electronically with the Commission and available on its website shall be deemed to be furnished to the Placement Agent pursuant to this Section 4.5.
          4.6 Until the Closing Date, the Company shall not, without the prior written consent of the Placement Agent, directly or indirectly, offer for sale, sell, or agree to sell, or otherwise dispose of any Shares other than as contemplated by this Agreement or any securities of the Company that are substantially similar to the Shares, including any guarantee of such beneficial interests or substantially similar securities, or securities convertible into or exchangeable for or that represent the right to receive any such beneficial interest or substantially similar securities, except for: (i) contributions to employee benefit plans in existence on the date of the execution of this Agreement; or (ii) pursuant to the exercise of any stock options outstanding on the date of the execution of this Agreement.
          4.7 After the date of this Agreement and through the Closing Date, except as described in or contemplated by the Private Placement Memorandum, neither the Company nor the Bank shall take any action (or refrain from taking any action) which will result in the Company or the Bank incurring any material liability or obligation, direct or contingent, or enter into any material transaction, except in the ordinary course of business, and there will not be any material change in the financial position, common stock, trust preferred securities, or minority interest in consolidated subsidiaries or any material increase in debt obligations of the Company and the Bank on a consolidated basis.
          4.8 The Company shall not take, directly or indirectly, any action designed to result in or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the sale or resale of the Shares in violation of the Commission’s rules and regulations, including, but not limited to, Regulation D and Regulation M, and the Company is not aware of any such action taken or to be taken by any affiliate of the Company.
          4.9 For a period of 90 days from the Closing Date (the “Lock-Up Period”), the Company will not, without the Placement Agent’s prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, hypothecate, pledge, enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate, or otherwise issue or dispose of, any of the Company’s Common Stock or securities convertible into or exchangeable or exercisable for Common Stock, or register or publicly announce any intent to register under the 1933 Act the offer or sale of any capital stock of the Company, except for: (i) the registration required pursuant to the Registration Rights Agreement; (ii) contributions to employee benefit plans in existence on the date of the execution of this Agreement; or (iii) pursuant to the exercise of any stock options outstanding on the date of the execution of this Agreement.
          4.10 Before the Closing Date, the Company will not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, the Bank, or the offering of the Shares (the “Offering”) without the Placement Agent’s prior consent, which shall not be unreasonably withheld or denied, provided, however, that the Company may issue a press release or other information without the Placement Agent’s consent if, in the Company’s reasonable opinion, the Company is legally required to do so.
          4.11 To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of a Registration Statement (as defined in Rule 158(c) under the Act), an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158).
          4.12 Upon filing of a registration statement pursuant to the Registration Rights Agreement (a “Registration Statement”), to furnish to its stockholders, as soon as practicable after the end of each fiscal year, an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail.
          4.13 Upon effectiveness of a Registration Statement, to comply, and to use its best efforts to cause the Company’s directors and officers, in their capacities as such, to comply, in all material respects, with all effective applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations thereunder, including, but not limited to, the establishment and maintenance of disclosure controls and procedures (as such term is defined in Rule 13a 15(e) and 15d 15(e) under the 1934 Act. Such disclosure controls and procedures will be (A) designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities to allow timely decisions regarding disclosures, (B) evaluated for effectiveness as of the end of the most recent fiscal quarter and (C) effective to perform the functions for which they were established.
          4.14 To comply with any of the provisions of any undertaking in any Registration Statement.
     5. Payment of Expenses.
     Whether or not this Agreement is terminated or the sale of the Shares contemplated by this Agreement is consummated, the Company covenants and agrees that it will pay or cause to be paid (directly or by reimbursement) all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including: (a) all costs and expenses in connection with the preparation, and printing of the Private Placement Memorandum (including attachments and enclosures), and any amendments or supplements to the Private Placement Memorandum; (b) the printing of any other instruments or documents relating to any transaction contemplated in this Agreement; (c) the issuance and delivery of the Shares, including taxes, if any; (d) the cost of all certificates representing the Shares; (e) the fees and disbursements of counsel for the Company; (f) all fees and other charges of the independent public accountants of the Company; (g) the cost of furnishing to the Placement Agent and to offerees copies of the Private Placement Memorandum (including attachments and enclosures), and any amendments or supplements to the Private Placement Memorandum; (h) all costs of obtaining exemption from registration of the offer and sale of the Shares under the applicable state securities laws; and (i) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this section. It is understood, however, that, except as provided in this section and Section 7, the Placement Agent will pay all of their own costs and expenses, including the fees of their counsel.
     The Company will also reimburse the Placement Agent for all documented out-of-pocket expenses incurred by it in connection with the Offering, including, without limitation, transportation, meals, and lodging expenses with respect to roadshows or other selling efforts (but not including fees of counsel), not to exceed $50,000 unless otherwise approved by the Company.
     6. Conditions to the Placement Agent’s Obligations.
     The obligations of the Placement Agent hereunder are subject to the accuracy of the representations and warranties and to compliance with the agreements of the Company herein as of the date hereof and as of the Closing Date, to the accuracy of the written statements of the Company made pursuant to the provisions hereof, to the performance by the Company of their covenants and obligations hereunder, and to the following additional conditions:
          6.1 Neither the Private Placement Memorandum nor any amendment or supplement thereto shall contain an untrue statement of a fact which, in the Placement Agent’s opinion, is material or omits to state a fact which, in the Placement Agent’s opinion, is material and is necessary to make statements therein, in the light of the circumstances under which they were made, not misleading.
          6.2 Since the respective dates as of which information is given in the Private Placement Memorandum there shall not have been any (i) material change in the capital stock or long-term debt of the Company, the Bank, South Coast Bancorp or SCCB; (ii) any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, its financial condition, management or results of operations of the Company and the Bank, taken as a whole, or South Coast Bancorp and SCCB, taken as a whole, other than as set forth or contemplated in the Private Placement Memorandum; or (iii) any suspension or material limitation of trading in the capital stock of the Company, the effect of which in the judgment of the Placement Agent makes it impracticable or inadvisable to proceed with the offering or the delivery of the Shares on the Closing Date on the terms and in the manner contemplated in the Private Placement Memorandum;
          6.3 All corporate proceedings and other legal matters incident to the authorization, form, and validity of this Agreement and the Shares, and the authorization and form of the Private Placement Memorandum, other than financial statements and other financial data, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all material respects to counsel for the Placement Agent, and the Company and the Bank shall have furnished to such counsel all documents and information relating thereto that they may reasonably request to enable them to pass upon such matters.
          6.4 Horgan, Rosen, Beckham & Coren, LLP, a California limited liability partnership, counsel for the Company (“Company Counsel”), shall have furnished to the Placement Agent their signed opinion, dated the Closing Date, in form and substance satisfactory to counsel for the Placement Agent, to the effect that:
     (a) Each of the Company, the Merger Sub and South Coast Bancorp has been validly incorporated and is validly existing and in good standing under the laws of the State of California. South Coast Bancorp is validly registered as a bank holding company under the BHC Act. Each of the Bank and SCCB is a state-chartered commercial bank validly organized, validly existing, and in active status or good standing, as applicable, with all applicable regulators and under the laws of the State of California. Each of the Company, the Bank, South Coast Bancorp and SCCB has the corporate or other power and authority to own or lease its properties and to conduct its as such business is described in the Private Placement Memorandum.
     (b) The Company’s common stock and the Shares conform to the descriptions thereof in the Private Placement Memorandum in all material respects. The issued and outstanding shares of the Company’s common stock have been validly authorized and validly issued and are fully paid and nonassessable, except to the extent that such shares may be deemed assessable under 12 U.S.C. § 1831o. To the best of such counsel’s knowledge, and except as described in the Private Placement Memorandum, there are no rights, options, or warrants to purchase, no other outstanding securities convertible into or exchangeable for, and no commitments, plans, or arrangements to issue, any shares of capital stock of the Company.
     (c) The issuance, sale and delivery of the Shares in accordance with the terms and conditions of the Transaction Documents have been validly authorized by all necessary corporate actions of the Company and the Bank.
     (d) The Shares have been validly authorized for issuance by the Company and, when issued and sold in accordance with the Transaction Documents, will be validly issued, fully paid and non-assessable, and the issuance of the Shares will not be subject to any preemptive or similar rights.
     (e) There are no preemptive or other rights to subscribe for or to purchase and other than as disclosed in the Private Placement Memorandum, no restrictions upon the voting or transfer of any shares of capital stock or equity securities of the Company pursuant to the corporate charter, bylaws, or other governing documents of the Company or the Bank, or, to the best of such counsel’s knowledge, any agreement or other instrument to which the Company or the Bank is a party or by which the Company or the Bank may be bound.
     (f) Each of the Company and the Bank has all requisite corporate power to enter into and perform its obligations under the Transaction Documents, and this Agreement has been validly authorized, executed, and delivered by the Company and the Bank and constitutes the legal, valid, and binding obligations of the Company and the Bank enforceable against the Company and the Bank in accordance with its terms, except as the enforcement thereof may be limited by general principles of equity and by bankruptcy or other laws relating to or affecting creditors’ rights generally, and except as the indemnification and contribution provisions hereof may be limited under applicable laws.
     (g) To the best of such counsel’s knowledge, neither the Company nor the Bank is in breach or violation of, or default under, with or without notice or lapse of time or both, its corporate charter, bylaws, or other governing documents. The execution, delivery, and performance of the Transaction Documents or the Shares and the consummation of the transactions contemplated by the Transaction Documents do not and will not conflict with, result in the creation or imposition of any material lien, claim, charge, encumbrance, or restriction upon any property or assets of the Company or the Bank pursuant to, or constitute a breach or violation of, or constitute a material default under, with or without notice or lapse of time or both, any of the terms, provisions, or conditions of the charter, bylaws, operating agreement, or other governing documents of the Company or the Bank, or any indenture, mortgage, deed of trust, loan or credit agreement, note, material contract, lease, franchise, license, or any other material agreement or instrument known to such counsel to which either the Company or the Bank is a party or by which any of them or any of their respective properties may be bound or any order, decree, judgment, franchise, license, or Permit known to such counsel, or any rule or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, having jurisdiction over the Company or the Bank or any of their respective properties. No authorization, approval, consent, or order of, or filing, registration, or qualification with, any person (including, without limitation, any court, governmental body, or authority) is required under California or United States federal law in connection with the transactions contemplated by the Transaction Documents, including in connection with the placement of the Shares by the Placement Agent, other than the order of the Commission declaring the Shelf Registration Statement (as defined in the Registration Rights Agreement) effective.
     (h) To the best of such counsel’s knowledge, holders of securities of the Company either do not have any right that, if exercised, would require the Company to cause such securities to be included in the offering of the Shares or have waived such right. To the best of such counsel’s knowledge, neither the Company nor the Bank is a party to any agreement or other instrument which grants rights for or relating to the registration of any securities of the Company.
     (i) Except as set forth in the Private Placement Memorandum, to the best of such counsel’s knowledge, (i) no action, suit, or proceeding at law or in equity is pending or threatened in writing to which any of the Company or the Bank is or could reasonably be expected to become a party, and (ii) no action, suit, or proceeding is pending or threatened in writing against or affecting the Company or the Bank or any of their properties, before or by any court or governmental official, commission, board, or other administrative agency, authority or body, or any arbitrator, wherein an unfavorable decision, ruling, or finding could reasonably be expected to have a Material Adverse Effect or which would be required to be disclosed in the Private Placement Memorandum if the Private Placement Memorandum were a prospectus included in a registration statement filed under the 1933 Act and is not so disclosed.
     (j) The offer, sale, issuance, and delivery of the Shares under the circumstances contemplated by this Agreement and the Private Placement Memorandum are exempt from the registration and prospectus delivery requirements of the 1933 Act and state securities laws. No authorization, approval, consent, or order of or filing, registration, or qualification with, any person (including, without limitation, any court, governmental body or authority) is required in connection with the transactions contemplated by this Agreement, and the Private Placement Memorandum.
     (k) To the best of such counsel’s knowledge, there are no contracts, agreements, leases, or other documents of a character that would be required to be disclosed in the Private Placement Memorandum if the

Private Placement Memorandum were a prospectus included in a registration statement filed under the 1933 Act that are not so disclosed.
     (l) The statements under the captions “Description of Capital Stock,” “Registration Rights,” “Material United States Federal Tax Considerations,” “Supervision and Regulation,” and “Shares Eligible for Future Sale” in the Private Placement Memorandum, insofar as such statements constitute a summary of legal and regulatory matters, documents, or instruments referred to therein, are accurate descriptions of the matters summarized therein in all material respects and fairly present the information that would be called for with respect to such legal and regulatory matters, documents, and instruments if the Private Placement Memorandum were a prospectus included in a registration statement filed under the 1933 Act, other than financial and statistical data, as to which said counsel shall not be required to express any opinion or belief.
     (m) Except as described in the Private Placement Memorandum, to the best of such counsel’s knowledge, there are no contractual encumbrances or restrictions, or material legal restrictions on the ability of the Bank or SCCB (A) to pay dividends or make any other distributions on its capital stock or to pay indebtedness owed to the Company, (B) to make any loans, or advances to, or investments in, the Company, or (C) to transfer any of its property or assets to the Company which, in any such case, would be required to be described in the Private Placement Memorandum if the Private Placement Memorandum were a prospectus included in a registration statement filed under the 1933 Act and which are not so described.
     Such counsel shall also confirm that, in connection with the preparation of the Private Placement Memorandum, such counsel has participated in conferences with officers and representatives of the Bank, the Company, South Coast Bancorp and SCCB and with their independent public accountants, at which conferences such counsel made inquiries of such officers, representatives, and accountants and discussed in detail the contents of the Private Placement Memorandum (without taking further action to verify independently the statements made in the Private Placement Memorandum, and without assuming responsibility for the accuracy or completeness of such statements, except to the extent expressly provided above), and such counsel has no reason to believe that the Private Placement Memorandum or any amendment or supplement thereto (except for the financial statements and related schedules and statistical data and exhibits included therein or Placement Agent’s Information, as to which such counsel need express no opinion), at the date thereof, at the time any such amended or supplemented Private Placement Memorandum was issued, or at the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     In giving the above opinion, such counsel may state that, insofar as such opinion involves factual matters, they have relied upon certificates of officers of the Company including, without limitation, certificates as to the identity of any and all indentures, mortgages, deeds of trust, loan or credit agreements, notes, material contracts, leases, franchises, licenses, or other agreements or instruments, and all material Permits, easements, consents, licenses, franchises, and government regulatory authorizations, for purposes of subsections (g), (h), (k), and (m), and certificates of public officials.
          6.5 At the Closing Date, the Placement Agent shall have received a certificate of the Chief Executive Officer and the Chief Financial Officer of the Company dated as of the Closing Date stating that:
     (a) the representations and warranties of the Bank and the Company set forth in Section 2 are accurate as of the Closing Date (except for representations and warranties given as of a specified date, which were true as of such date) and that the Bank and the Company have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Date;
     (b) since the respective dates as of which information is given in the Private Placement Memorandum, there has not been any material adverse change in the condition (financial or otherwise), earnings, business, affairs, prospects, or results of operations of the Company and the Bank on a consolidated basis;
     (c) since such dates there has not been any material transaction entered into by the Company or the Bank other than transactions in the ordinary course of business; and
     (d) they have carefully examined the Private Placement Memorandum as amended or supplemented and nothing has come to their attention that would lead them to believe that the Private Placement Memorandum or any amendment or supplement thereto, as of their respective dates, contained or contains any untrue statement of a material fact, or omits to state a material fact that would be required to be stated therein if the Private Placement Memorandum were a prospectus included in a registration statement filed under the 1933 Act or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          6.6 On the Closing Date, the Placement Agent shall have received validly executed counterparts of the Subscription Agreements and the Registration Rights Agreement.
          6.7 On or prior to the Closing Date, the Holding Company Reorganization shall have been consummated on terms consistent with the terms described in the Private Placement Memorandum.
          6.8 On or prior to the Closing Date, the Trust Preferred Offering shall have been consummated on terms consistent with the terms described in the Private Placement Memorandum.
          6.9 On the Closing Date, the SCCB Acquisition shall have been consummated on terms consistent with the terms described in the Private Placement Memorandum.
          6.10 Before the Closing Date, the Company shall have furnished to the Placement Agent and counsel for the Placement Agent all such other documents, certificates, and opinions as they have reasonably requested.
     All opinions, certificates, letters, and other documents shall be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Placement Agent. The Company shall furnish the Placement Agent with conformed copies of such opinions, certificates, letters, and other documents as the Placement Agent shall reasonably request.
     If any of the conditions referred to in this Section 6 shall not have been fulfilled when and as required by this Agreement, this Agreement and all of the Placement Agent’s obligations hereunder may be terminated by the Placement Agent on notice to the Company at, or at any time before, the Closing Date. The Placement Agent may waive, in writing or otherwise, the performance of any one or more of the conditions specified in this Section 6 or extend the time for their performance by the Company. Any such termination shall be without liability of the Placement Agent to the Company.
     7. Indemnification and Contribution.
          7.1 Each of the Company and the Bank, jointly and severally, agrees to indemnify and hold harmless the Placement Agent, each of its directors, officers, and agents, and each person, if any, who controls the Placement Agent within the meaning of the 1933 Act, against any and all losses, claims, damages, liabilities, and expenses (including reasonable costs of investigation and attorneys’ fees and expenses), joint or several, insofar as such losses, claims, damages, judgments, liabilities or expenses (or actions in respect thereof) arise out of or based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in the Private Placement Memorandum or in any amendment or supplement thereto; (ii) any omission or alleged omission to state a material fact in the Private Placement Memorandum or in any amendment or supplement thereto that would have been required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which made, not misleading, and against any and all losses, claims, damages, liabilities, and expenses (including reasonable costs of investigation and attorneys’ fees), joint or several, arising out of or based upon any such actual or alleged omission; or (iii) the enforcement of this indemnification provision or the contribution provisions of Section 7.4; and shall reimburse each such indemnified party for any reasonable legal or other expenses as paid and incurred on a quarterly basis, but in no event less frequently than 30 days after each invoice is submitted, incurred by them in connection with investigating or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability, or action, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded; provided, however, that neither the Bank or the Company shall be liable in any such case to the Placement Agent or any of its directors, officers, agents, or control persons to the extent, but only to the extent, that any such losses, claims, damages, liabilities, and expenses arise out of or are based upon any untrue statement or omission or allegation thereof that has been made therein or omitted therefrom in reliance upon and in conformity with Placement Agent’s Information. The foregoing indemnity agreement is in addition to any liability the Bank or the Company may otherwise have to any such indemnified party.
          7.2 The Placement Agent agrees to indemnify and hold harmless the Company and each of its directors and officers, and each person, if any, who controls the Company within the meaning of the 1933 Act, to the same extent as required by the foregoing indemnity from the Company to the Placement Agent, but only with respect to the Placement Agent’s Information furnished by the Placement Agent. The foregoing indemnity agreement is in addition to any liability which the Placement Agent may otherwise have to any such indemnified party.
          7.3 If any action or claim shall be brought or asserted against any indemnified party in respect of which indemnity may be sought from the indemnifying party, such indemnified party shall promptly notify the indemnifying party in writing, and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all expenses; provided, however, that the failure or delay so to notify the indemnifying party shall not relieve it from any liability which it may have except to the extent, if any, that such failure or delay directly results in an increase in such liability. Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) the indemnifying party has failed to assume the defense or to employ counsel reasonably satisfactory to the indemnified party, or (iii) the named parties to any such action (including any impleaded parties) include both such indemnified party and the indemnifying party and such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it that are different from or in addition to those available to the indemnifying party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party), it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, which firm shall be designated in writing by the indemnified party(ies). Each indemnified party shall use reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. The indemnifying party shall not be liable for any settlement of any such action effected without its written consent, but if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party person from and against any loss, claim, damage, liability, or expense by reason of such settlement or judgment.
     An indemnifying party shall not, without the prior written consent of each indemnified party, settle, compromise, or consent to the entry of any judgment in any pending or threatened claim, action, suit, or proceeding in respect of which indemnity may be sought hereunder (whether or not such indemnified party is a party to such claim, action, suit, or proceeding), unless such settlement, compromise, or consent includes a release of each such indemnified party reasonably satisfactory to each such indemnified party from all liability arising out of such claim, action, suit, or proceeding or unless the indemnifying party shall confirm in a written agreement with each indemnified party that notwithstanding any federal, state, or common law, such settlement, compromise, or consent shall not alter the right of any indemnified party or controlling person to indemnification or contribution as provided in this Agreement.
          7.4 If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under Sections 7.1, 7.2, or 7.3 in respect of any losses, claims, damages, liabilities, or expenses referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Bank and the Company on the one hand and the Placement Agent on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Bank and the Company, on the one hand, and the Placement Agent, on the other, in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities, or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Bank and the Company on the one hand and the Placement Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares (after commissions but before deducting expenses) received by the Bank and the Company bear to the total commissions received by the Placement Agent (before deducting expenses). The relative fault of the Bank and the Company on the one hand and of the Placement Agent on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Bank and the Company or by the Placement Agent and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such untrue statement or omission. The Bank and the Company and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, and expenses referred to in the first sentence of this Section 7.4 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7.4, the Placement Agent shall not be required to contribute any amount in excess of the amount by which the total commissions received by the Placement Agent for Shares sold exceeds the amount of any damages that the Placement Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
     For purposes of this Section 7.4, each person who controls the Placement Agent within the meaning of the 1933 Act shall have the same rights to contribution as the Placement Agent, and each person who controls the Company within the meaning of the 1933 Act shall have the same rights to contribution as the Company subject in each case to the preceding sentence. The obligations of the Company under this Section 7.4 shall be in addition to any liability which the Company may otherwise have, and the obligations of the Placement Agent under this Section 7.4 shall be in addition to any liability that the Placement Agent may otherwise have.
          7.5 The indemnity and contribution agreements contained in this Section 7 shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Placement Agent (or any person controlling the Placement Agent) or by or on behalf of the Company (or any person controlling the Company), (ii) the sale of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor of the Placement Agent or of the Company (or of any person controlling the Placement Agent or the Company) shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7.
     8. Termination.
     The Placement Agent shall have the right to terminate this Agreement at any time by written notice at or prior to the Closing Date, without liability on the part of the Placement Agent to the Company, if:
     (a) The Bank or the Company shall have failed, refused, or been unable to perform any agreement on its part to be performed under this Agreement, or any of the conditions referred to in Section 6 shall not have been fulfilled, when and as required by this Agreement;
     (b) Any of the Company, the Bank, South Coast Bancorp or SCCB shall have sustained any material loss or interference with its business from fire, explosion, flood, or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order, or decree, which in the judgment of the Placement Agent materially impairs the investment quality of the Shares;
     (c) There has been since the respective dates as of which information is given in the Private Placement Memorandum, any materially adverse change in, or any development which is reasonably likely to have a Material Adverse Effect, whether or not arising in the ordinary course of business;
     (d) There has occurred any outbreak of hostilities or other calamity or crisis or material change in general economic, political, or financial conditions, or internal conditions, the effect of which on the financial markets of the United States is such as to make it, in the Placement

Agent’s reasonable judgment, impracticable to market the Shares or enforce contracts for the sale of the Shares;
     (e) Trading generally on the New York Stock Exchange, the American Stock Exchange, or in the Nasdaq National Market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, by any of said exchanges or market system or by the Commission or any other governmental authority;
     (f) A banking moratorium shall have been declared by either federal or California authorities; or
     (g) Any action shall have been taken by any government in respect of its monetary affairs which, in the Placement Agent’s reasonable judgment, has a material adverse effect on the United States securities markets.
     If this Agreement shall be terminated pursuant to this Section 8, neither the Bank or the Company shall then be under any liability to the Placement Agent except as provided in Sections 5 and 7.
     9. Effective Date of Agreement.
     This Agreement shall become effective on the date of its acceptance by the Placement Agent by delivery of this Agreement, executed by the Placement Agent, to the Company. Until such time as this Agreement shall have become effective, it may be terminated by the Company by notifying the Placement Agent.
     10. Representations, Warranties and Agreements to Survive Delivery.
     The representations, warranties, indemnities, agreements, and other statements of the Bank and the Company and their officers and trustees set forth in or made pursuant to this Agreement and the agreements of the Placement Agent contained in Section 7 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Bank or the Company or controlling persons of the Company, or by or on behalf of the Placement Agent or controlling persons of the Placement Agent, and shall survive delivery of and payment for the Shares. The obligations of the Bank and the Company pursuant to Sections 5 and 7 and shall survive delivery of and payment for the Shares and shall survive any termination or cancellation of this Agreement.

   11. Miscellaneous.
          11.1 Notices. Except as otherwise provided in this Agreement, all notices and other communications hereunder shall be in writing and shall be deemed to have been validly given if delivered by hand, mailed by registered or certified mail, return receipt requested, or transmitted by any standard form of telecommunication and confirmed. Notices to the Bank and the Company shall be sent to FCB Bancorp, 1100 Paseo Camarillo, Camarillo, California 93010, Attention: Chief Financial Officer; and notices to the Placement Agent shall be sent to Keefe, Bruyette & Woods, 235 Pine Street, Suite 1818, San Francisco, California 94104, Attention: Albert DeAlmeida (with a copy to Mitchell Kleinman, Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, New York, New York 10019).
          11.2 Parties. The Agreement herein set forth is made solely for the benefit of the Placement Agent and the Bank and the Company and, to the extent expressed, directors, trustees, and officers of the Bank and the Company, any person controlling the Company or the Placement Agent, and their respective successors and assigns. No other person shall acquire or have any right under or by virtue of this Agreement. This Agreement and all conditions and provisions of this Agreement being intended to be and being for the sole and exclusive benefit of the parties to this Agreement and their respective executors, administrators, successors, and assigns and said controlling persons and said officers and directors, and for the benefit of no other person or corporation. No Purchaser shall be construed a successor or assign by reason merely of such purchase. No agent, subagent, or participating dealer designated by the Placement Agent shall be construed a successor or assign of the Placement Agent by reason of such designation.
          11.3 Waiver of Breach. One or more waivers of any covenant, term, or condition of this Agreement by any party shall not be construed as a waiver of a subsequent breach of the same covenant, term, or condition.
          11.4 Importance of Each Covenant. Each covenant and agreement on the part of one party is understood and agreed to constitute an essential part of the consideration for each covenant and agreement on the part of the other parties.
          11.5 Headings. The headings of the sections and subsections of this Agreement are for convenience of reference only and do not form a part of this Agreement and in no way interpret or construe such sections and subsections.
          11.6 Governing Law. This Agreement shall be governed by the laws of the State of California, without giving effect to the choice of law or conflicts of law principles thereof.

          11.7 Counterparts. This Agreement may be executed in one or more counterparts, and when a counterpart has been executed by each party hereto all such counterparts taken together shall constitute one and the same Agreement.
[Signature Page Follows]

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this shall become a binding agreement among the Company and the Placement Agent in accordance with its terms.

Very truly yours,

FCB Bancorp		First California Bank

By:		By:

Name:	C.G. Kum	Name:	C.G. Kum
Title:	President and Chief	Title:	President and Chief
	Executive Officer		Executive Officer
Confirmed and accepted as of May ___, 2005.
Keefe, Bruyette & Woods, Inc.
as Placement Agent

By:

Name:
Title:
[Signature Page to Placement Agency Agreement]